SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 17, 1997


                           TENGTU INTERNATIONAL CORP.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                            033-27707                         77-0407366
(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                   File Number)                    Identification
incorporation)                                                              No.)







                                   Suite 3825
                   First Canadian Place, 100 King Street West
                        Toronto, Ontario, Canada M5X 1E3
               (Address of Principal Executive Offices) (Zip Code)


                                 (416) 368-8400
              (Registrant's Telephone Number, Including Area Code)




635505.4

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ITEM 7.           Financial Statements and Exhibits.


                  The following exhibits are being filed herewith:


Exhibit
Number            Description

1. Letter Dated September 29, 1997, of Deloitte & Touche LLP addressed to the Securities and Exchange Commission regarding Form 8-K of the Registrant dated September 17, 1997.


635505.4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TENGTU INTERNATIONAL CORP.
                                                          (Registrant)



Date: October 2, 1997                                By:
                                                              Name:   Pak Cheung
                                                              Title:  Chairman

635505.4

                           TENGTU INTERNATIONAL CORP.

                                   FORM 8-K/A
                                 OCTOBER 2, 1997

EXHIBIT INDEX

Exhibit
Number                     Description

1 Letter Dated September 29, 1997, of Deloitte & Touche LLP addressed to the Securities and Exchange Commission regarding Form 8-K of the Registrant dated September 17, 1997.


635505.4